                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-A
                             REGISTRATION STATEMENT

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                            L.A. T SPORTSWEAR, INC.
             (Exact name of registrant as specified in its charter)

              GEORGIA                                       58-1724902
(State of incorporation or organization)                (I.R.S. Employer
                                                        Identification No.)

                               1200 AIRPORT DRIVE
                           BALL GROUND, GEORGIA 30107
                           TELEPHONE: (770) 479-1877
         (Address, including zip code, of principal executive offices)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered
         -------------------                  ------------------------------

         Common Stock, no par value per share         American Stock
                                                         Exchange
                                ---------------

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(B) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(C), PLEASE CHECK THE FOLLOWING BOX. [X]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(G) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(D), PLEASE CHECK THE FOLLOWING BOX. [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
NOT APPLICABLE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                 Title of class
                                 --------------

                                      None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Common Stock, no par value per share, included under the caption "Description of Securities" set forth in the Prospectus, dated January 25, 1994, included in the Registration Statement on Form S-1, as amended of the Registrant (File No. 33-60452) declared effective by the Securities and Exchange Commission (the "Commission") on January 25, 1994, is hereby incorporated by reference.

ITEM 2.      EXHIBITS

         The following exhibits are filed with this Registration Statement.

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

         1                     Articles of Incorporation of the Company

         2                     Bylaws of the Company

         3                     Specimen Common Stock Certificate

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 L.A. T SPORTSWEAR, INC.


                                 By: /s/ Isador E. Mitzner
                                    --------------------------------------
                                      Isador E. Mitzner,
                                      Chairman and Chief Executive Officer


Date:  January 13, 2000

                                 EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------


     1                     Articles of Incorporation

     2                     Bylaws

     3                     Specimen Common Stock Certificate